Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST MERGER ARBITRAGE ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND SUMMARY PROSPECTUS

DATED MARCH 10, 2021

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, in order to seek to achieve its investment objective, the Fund may invest up to 10% of its net assets in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”).

A SPAC is a publicly listed acquisition vehicle, whereby one or more sponsors raise a pool of capital with the special purpose of acquiring a private operating company. SPACs often have pre-determined time frames to merge with an operating company (typically two years), and if no merger takes place during that time frame the SPAC will liquidate. A SPAC generally offers units, each comprised of one share of common stock and a warrant (or portion of a warrant) to purchase common stock. A warrant is a security that allows its holder to purchase a specified amount of common stock at a specified price for a specified time. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period, the invested funds are returned to the entity’s shareholders.

The Fund will generally dispose of SPAC interests held by the Fund prior to the completion of an acquisition. Depending on the relative market price of the SPAC securities and the net asset value of the underlying U.S. government securities, money market securities and cash held by the SPAC, the Fund may either sell the securities at their current market price or redeem them with the SPAC in accordance with the redemption terms applicable to such securities.

Special Purpose Acquisition Companies (“SPAC”) Risk. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent a SPAC is invested in cash or similar securities, this may affect the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within the pre-established period, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. SPACs have no operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund may invest will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a transaction even though a majority of its public stockholders do not support such a business combination. SPACs in which the Fund may invest may pursue acquisitions only within a certain industry or geographic location, which may increase the volatility of their prices. An investment in SPACs, which are typically traded in the over-the-counter market, may also have little or no liquidity and may be subject to restrictions on resale.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE